Exhibit 99.2 to Report on Form 8-K Filed by Tiffany & Co. ("Registrant")
                                                            on December 12, 2002


                      STATEMENT OF CHIEF FINANCIAL OFFICER

I, James N. Fernandez, certify, to the best of my knowledge and belief, that the Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 filed by Tiffany & Co. with the Securities and Exchange Commission on December 12, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Tiffany & Co.




Signed:  /s/ James N. Fernandez
         -------------------------------------------------
         James N. Fernandez
         Executive Vice President, Chief Financial Officer
         Tiffany & Co.
         Dated:  December 12, 2002